UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 08, 2024

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Amended and Restated Certificate of Incorporation

On November 8, 2024, Interactive Strength Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a reverse stock split of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at a rate of 1-for-100 (the “Reverse Stock Split”), effective as of 9:00 a.m. Eastern Time on November 11, 2024.

The Reverse Stock Split decreased the number of shares of Common Stock issued and outstanding from 41,787,040 shares to 417,871 shares, subject to adjustment for the rounding up of fractional shares. Accordingly, each holder of Common Stock now owns fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split affected all holders of Common Stock uniformly and did not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split resulted in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock were not affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split remains fully paid and nonassessable, without any change in the par value per share.

Common Stock began trading on a Reverse Stock Split-adjusted basis on The Nasdaq Capital Market on November 11, 2024. The trading symbol for Common Stock remains “TRNR.” The new CUSIP number for Common Stock following the Reverse Stock Split is 45840Y302.

Amendment to Certificate of Designation of Series A Convertible Preferred Stock

On November 8, 2024, Interactive Strength Inc., a Delaware corporation (the “Company”), filed a Certificate of Amendment (the “CoD Amendment”) to the Company’s Certificate of Designation of Series A Convertible Preferred Stock (“Series A”) with the Secretary of State of the State of Delaware to reduce the conversion price of Series A from $0.7501 to $0.0702. The Certificate of Amendment became effective with the Secretary of State of the State of Delaware upon filing.

The information set forth herein is qualified in its entirety by reference to the complete text of the Charter Amendment and CoD Amendment, a copy of which is filed as Exhibit 3.1 and 3.2 to this Current Report, respectively, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Interactive Strength Inc.
3.2	Certificate of Amendment to the Certificate of Designation of Series A Convertible Preferred Stock of Interactive Strength Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	November 14, 2024	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)